Heritage Oaks Bancorp

May 2012

Heritage Oaks Bancorp
Expect More

Forward-Looking Statements

Certain statements contained in this Report, including, without limitation, statements containing the words "believes", "anticipates", "intends", "expects", and words of similar impact, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the ongoing financial crisis in the United States, including the continuing downturn in the California real estate market, and the response of the federal and state government and our regulators thereto, general economic conditions in those areas in which the Company operates, demographic changes, competition, fluctuations in interest rates, changes in business strategy or development plans, changes in governmental regulation, credit quality, the impact of the recent capital raise to support the Company's business, as well as economic, political and global changes arising from the war on terrorism, increased profitability, continued growth, the Company's beliefs as to the adequacy of its existing and anticipated allowance for loan losses, beliefs and expectations about, and requirements to comply with the terms of Consent Order and Written Agreement issued by regulatory authorities having oversight of the Company's and Bank's operations, and financial policies of the United States government. (Refer to the Company's December 31, 2011 10-K, ITEM 1A. Risk Factors). The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Overview of Franchise

- Traded on NASDAQ – Ticker "HEOP"
- One of the largest community banks operating along California's Central Coast
- Headquartered in Paso Robles, CA
- $1 Billion in Total Assets
- Celebrating our 29th year of Operation
- 12 Branch Offices, 257 employees
- New Management Team
- Well Capitalized, Solid Margins, Improved Credit Quality
- Strong Core Deposit Base

Branch Footprint

San Luis Obispo, Santa Barbara & Ventura Counties

- *Located between San Francisco and Los Angeles*



San Francisco
Los Angeles
San Jose
Lodi
Stockton
Tracy
Modesto
Turlock
Merced
Palo Alto
Cupertino
Santa Cruz
Salinas
Fresno
Clovis
Visalia
Paso Robles
Bakersfield
Santa Maria
Goleta
Santa Barbara
Ventura
Lancaster
Palmdale
Hesperia
Temecula
99
33
152
5
101
58
15
40
10
125mi
Copyright (C) 2010 SNL Financial LC. All rights reserved

Market Share

San Luis Obispo, County

	Institution	# of Branches	Deposits in Market ($000)	Market Share (%)
1	Rabobank Nederland	16	1,271,452	25.2
2	Bank of America Corp.	7	712,535	14.1
3	Wells Fargo & Co.	7	606,981	12.0
4	JPMorgan Chase & Co.	10	519,863	10.3
5	**Heritage Oaks Bancorp**	**9**	**493,713**	**9.8**
6	Carpenter Bank Partners Inc.	7	381,070	7.5
7	PacWest Bancorp	5	269,421	5.3
8	Mitsubishi UFJ Finl Grp Inc	5	226,969	4.5
9	First California Financial Grp	1	125,885	2.5
10	U.S. Bancorp	6	125,742	2.5
	Total for Institutions In Market	**82**	**5,053,236**	

Santa Barbara, County

	Institution	# of Branches	Deposits in Market ($000)	Market Share (%)
1	Mitsubishi UFJ Finl Grp Inc	21	2,343,601	23.7
2	Wells Fargo & Co.	9	1,741,325	17.6
3	Bank of America Corp.	8	1,335,486	13.5
4	Rabobank Nederland	17	1,003,758	10.1
5	Montecito Bancorp	7	797,789	8.1
6	JPMorgan Chase & Co.	10	498,252	5.0
7	Community West Bancshares	4	383,879	3.9
8	**Heritage Oaks Bancorp**	**5**	**309,451**	**3.1**
9	Northern Trust Corp.	2	234,053	2.4
10	BNP Paribas	2	208,041	2.1
	Total for Institutions In Market	**104**	**9,896,098**	

Pac West Bancorp includes American Perspective acquisition. Mitsubishi UFJ includes Union Bank acquisition of Pacific Capital Bancorp.

Market Share data as of June 30, 2011, source FDIC

Business Model

Primary Business:

- Commercial & Retail banking
- CRE, C&I, Ag lending and SBA to small and medium size local businesses
- 1 – 4 Family Mortgages, Home Equity and other consumer loans
- Niche markets include Hospitality, Professionals, SBA and Agriculture

Well Positioned versus Local Competitors:

- Improved credit quality
- Improving efficiency and profitability
- Reinvesting a portion of expense savings into top line revenue growth
- Strong net interest margin (4.71% average for 2011)
- Well capitalized, low cost core deposit base
- Larger legal lending limit compared to other local community banks

Regulatory Update

- The FDIC and California Department of Financial Institutions ("DFI") have terminated the Consent Order ("Order"), effective April 16, 2012
- Lifting the Order reflects significant progress in terms of improved credit quality, strengthening capital, returning to profitability and strengthening overall risk management
- The Bank has entered into a Memorandum of Understanding ("MOU") with the FDIC and DFI, effective April 18, 2012
- Under the MOU, the Bank has committed to continue to make progress in improving credit quality and will continue to maintain a 10% Tier 1 leverage ratio
- With termination of the Order and as a first step to the eventual payoff of TARP, we are seeking regulatory approval to pay all deferred dividends on TARP and to pay all deferred interest on our trust preferred debt
- The Bank and Bancorp have requested regulatory approval to make dividends in order to pay interest owed on TRUPS and to bring current the dividends owed on TARP. Going forward it is our intent to keep the TRUPS interest and TARP dividends current

Strategic Focus

- Continue to improve credit quality
- Increase operating efficiency ratio to a 4th quarter 2012 run rate in the low 60% range
- Use portion of cost savings to pursue top line revenue growth in SBA, agriculture lending and consumer mortgages by adding talent
- Expand geographically into Ventura County and in Goleta, a city within Santa Barbara County

Heritage Oaks Bancorp
Expect More

Q1 Strategic Highlights

- Hired a new market area president for San Luis Obispo County, with a small team of experienced lenders to accelerate loan originations in the agriculture sector
- Hired an experienced SBA business development officer who brings SBA expertise and an outstanding reputation in the market
- Located and leased a new facility in Oxnard, CA, within Ventura County which will be opened in June as a loan production office
- Working to locate another loan production office in Goleta, CA, another excellent market north of Santa Barbara
- Operating efficiency continues to improve with Q1 efficiency ratio 65.7%, down from 66.2% in Q4 '11 and down from 70.6% in Q1 '11. Lowest level of quarterly expenses since Q2 '09.
- Several cost savings initiatives are well underway including the flattening of the organizational structure and the consolidation of 3 branches into nearby branches
- We purchased our previously leased headquarters building, main branch and two other branches on favorable terms in February which will help to further lower operating costs in the months and years ahead
- The estimated annual cost savings is $3.95MM including $1.25MM for the branch consolidations; $0.4MM for the building purchase; $1.3MM due to a flattening of the organization structure including the elimination of the COO position and $1.0MM to be saved annually in reduced regulatory assessment costs
- A portion of the above costs savings will be reinvested into top line revenue growth. Additional information will be provided at the end of Q2 in this regard

Q1 Financial Highlights

- Net income of $1.6 million, $1.1 million above Q1 ‘11 and the sixth consecutive quarter of profitability
- Provision for loan losses $3.3 million, up $2.6 million due to a single loan relationship
- Allowance for loan losses $19.8 million or 3.07% of gross loans reflecting 119% coverage over non-performing loans
- Net interest margin increased to 4.72%, or 5bps above prior quarter
- Total deposits increased $20.2 million or 2.6% to $806.4 million
- Company decreased its deferred tax asset valuation allowance from $5.6 million to $4.8 million which contributed $0.8 million to Q1 net income
- Deferred tax asset valuation allowance would likely reverse in full in subsequent quarters as a credit to income tax expense. In the event all the remaining valuation reserve is released this would contribute $0.18 to earnings per share

Improved Profitability



Quarterly Net Income
($ in thousands)
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$522
$954
$2,119
$4,130
$1,585
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12



Pre-tax Pre-provision Income
($ in thousands)
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$763
$3,607
$4,362
$4,898
$4,542
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12



Efficiency Ratio
72.0%
70.0%
68.0%
66.0%
64.0%
62.0%
70.6%
68.8%
66.5%
66.2%
65.7%
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12



Net Interest Margin
4.90%
4.80%
4.70%
4.60%
4.50%
4.73%
4.80%
4.67%
4.67%
4.72%
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12

$20 million increase in Deposits while Cost of Deposits decline

($ in millions)


$810
$805
$800
$795
$790
$785
$780
$775
0.70%
0.65%
0.60%
0.55%
0.50%
0.45%
0.40%
0.35%
0.30%
$786
$803
$802
$786
$806
0.65%
0.60%
0.53%
0.48%
0.43%
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Total Deposits
Cost of Deposits

Well Capitalized

(Heritage Oaks Bancorp)



Leverage Ratio
12.5%
12.0%
11.5%
11.0%
10.5%
10.0%
11.15%
11.44%
11.56%
12.06%
12.17%
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Total Risk-Based Ratio
16.5%
16.0%
15.5%
15.0%
14.5%
14.0%
15.64%
15.20%
15.63%
16.07%
15.87%
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12

Heritage Oaks Bancorp
Expect More

Improved Credit Quality

- Increase in provision for loan losses in Q1 primarily driven by one credit relationship which in aggregate exceeded $10MM. We reviewed all other relationships in excess of $5MM, and we believe they are not subject to the same stress factors or severity of loss as the single relationship that impacted Q1.
- Loan Concentrations
  - # of Loan Relationships > $10MM = 5
  - # of Loan Relationships > $5MM = 22
  - # of Loan Relationships > $5MM and Classified = 5



Total Classified Loans
($ in millions)
$90
$80
$70
$60
$50
$85.1
$74.8
$61.1
Mar '10
Mar '11
Mar '12

Total Classified Loan Relationships
March 31, 2012
($ in millions)

	# of Relationships	Total
CRE	14	$28.0
C&I	41	11.2
Land	7	11.5
Farmland	2	2.3
Agriculture	6	4.0
Construction	6	1.7
Heloc/Mtg	14	2.4
	90	$61.1

Key Credit Metrics


Non Performing Assets/Total Assets
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.15%
4.02%
1.35%
1.74%
2009
2010
2011
Q1 ' 12


Non Accrual Loans
($ in millions)
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$38.2
$32.8
$12.4
$16.7
2009
2010
2011
Q1 ' 12


OREO
($ in thousands)
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$946
$6,668
$917
$917
2009
2010
2011
Q1 ' 12


Classified Assets/Tier 1+ALLL
80%
70%
60%
50%
40%
30%
20%
10%
0%
67.53%
44.31%
45.83%
2010
2011
Q1 ' 12

Heritage Oaks Bancorp
Expect More

New Management Team

Name/Position	HOB Service Since
Simone Lagomarsino Chief Executive Officer	Sep. 2011
Thomas Tolda EVP / Chief Financial Officer	Nov. 2010
William Raver EVP / General Counsel	Oct. 2004
Joanne Funari Market Area President - Santa Barbara and Ventura Counties	Oct. 2007
Rob Osterbauer Market Area President - San Luis Obispo County	Apr. 2012
William Yarbenet EVP / Chief Credit Officer	Jan. 2012

Strong Institutional Ownership

(as of 12/31/11)

Investors	Ownership Percentage
Patriot Financial Partners LP	14.8%
Wellington Management Co. LLP	9.9%
Castle Creek Capital LLC	9.9%
Sandler O'Neill Asset Management, LLC	8.6%
Manulife Asset Management (U.S.) LLC	6.8%
Banc Funds Co. LLC	6.1%
MFP Investors LLC	4.6%
Endeavour Capital Advisors Inc.	1.9%
Total	62.6%

Heritage Oaks Bancorp
Expect More

Thank you!

Heritage Oaks Bancorp

Expect More